                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                FORM 8-K/A NO. 1


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report:      November 21, 1997


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)





         Virginia               Commission File No. 0-10772          54-0846569
(State or other jurisdiction of                           (IRS Employer ID No.)
incorporation or organization)



         9150 Guilford Road
         Columbia, Maryland                                          21046-1891
(Address of principal executive office)                              (Zip Code)



Registrant's telephone number, including area code:              (301) 939-7000

                                ESSEX CORPORATION

Item 2.    Acquisition or Disposition of Assets -

           On October 16, 1997, Essex Corporation (the "Company") sold certain of the assets of its Systems Effectiveness Division ("SED") to Star Mountain, Inc., a privately-held corporation. The price was $1,475,000, subject to adjustment as described below. The Company sold the accounts receivable, contracts, fixed assets and certain other assets. The acquiring company assumed certain liabilities, such as accounts payable, accrued vacation and certain operating and capital lease obligations. The effective date of the transaction was October 1, 1997.

           The Company received $525,000 in cash at closing and took a promissory for $325,000 payable in equal monthly installments over 15 months ending January 1999. The balance of $625,000 is held in escrow and is expected to be paid through January 1998 as the respective contracts of SED are novated to the acquiror. Each contract novation requires the approval of the other party in the contract, principally agencies of the U.S. Government. The sale price is subject to adjustment for any change in the net assets and to certain indemnifications and warranties by the Company which could effect the ultimate amount of proceeds received.

Item 7.    Financial Statements and Exhibits

           (b)  Pro Forma Financial Information

           The following unaudited pro forma statements are filed with this report:

           Unaudited Pro Forma Balance Sheet as of September 28, 1997.......F-1

           Unaudited Pro Forma Statements of Operations:

                For the year ended December 29, 1996........................F-2
                For the thirty-nine weeks ended September 28, 1997..........F-3

           Notes and Adjustments to Unaudited Pro Forma Financial
             Information....................................................F-4

           The unaudited pro forma balance sheet of the Registrant as of September 28, 1997 reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on September 28, 1997. The Unaudited Pro Forma Statements of Operations for the year ended December 29, 1996 and for the thirty-nine week period ended September 28, 1997 assume that the disposition occurred on December 29, 1996, and are based on the operations of the Registrant for the year ended December 29, 1996 and the thirty-nine weeks ended September 28, 1997. Transaction costs include expenses associated with the transaction.

           The unaudited pro forma financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma financial statements presented herein are shown for illustrative purposes only and are not

                                ESSEX CORPORATION

           necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date and for the periods presented.

           The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

           (c)       Exhibits

           2.2 Asset Purchase Agreement dated October 16, 1997 between Essex Corporation and Star Mountain, Inc.

                                                    SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ESSEX CORPORATION
                                                 (Registrant)



                                                  \Joseph R. Kurry, Jr.\
DATE:  November 21, 1997                          Joseph R. Kurry, Jr.
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer

                                        3

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



                                                     ESSEX CORPORATION                                              F-1
                                              PRO FORMA FINANCIAL INFORMATION                                   PAGE 1 OF 2
                                     PRO FORMA BALANCE SHEET AS OF SEPTEMBER 28, 1997

                                                                                         PRO FORMA ADJUSTMENTS
                                                                              -----------------------------------------
                                                                                                      Subsequent
                                                         September 28,       SED - Division            Payouts/
                                                             1997              Divestiture            Adjustments        Pro Forma
                                                         -------------       --------------           -----------        ----------
ASSETS                                                    (unaudited)               (A)                   (B)

CURRENT ASSETS
  Cash                                                   $     495,728       $      575,000           $  (750,000) (1)   $   12,175
                                                                                                          (60,533) (2)
                                                                                                         (170,000) (3)
                                                                                                          (18,020) (4)
                                                                                                          (60,000) (5)

  Accounts receivable, net                                     480,992                                                      480,992
  Inventory                                                    823,813                                                      823,813
  Prepayments and other                                         13,831                                                       13,831
  Net current assets of discontinued operations                313,531             (313,531)                                     --
  Note receivable                                                                   325,000                                 325,000
  Escrow receivable                                                                 375,000                                 375,000
                                                         -------------       --------------           -----------        ----------
                                                             2,127,895              961,469            (1,058,553)        2,030,811
                                                         -------------       --------------           -----------        ----------

PROPERTY AND EQUIPMENT
  Production and special equipment                           1,005,031                                                    1,005,031
  Furniture, equipment and other                               719,968                                                      719,968
                                                         -------------       --------------           -----------        ----------
                                                             1,724,999                                                    1,724,999
  Accumulated depreciation and amortization                 (1,412,613)                                                  (1,412,613)
                                                         -------------       --------------           -----------        ----------
                                                               312,386                                                      312,386
                                                         -------------       --------------           -----------        ----------

OTHER ASSETS
  Net noncurrent assets of discontinued operations           1,126,547              (69,291)                              1,057,256
  Patents, net                                                 180,355                                                      180,355
  Goodwill, net                                                 99,626                                                       99,626
  Deferred debenture financing                                  85,301                                    (10,236) (6)       75,065
  Other                                                         34,482                                                       34,482
                                                         -------------       --------------           -----------        ----------
                                                             1,526,311              (69,291)              (10,236)        1,446,784
                                                         -------------       --------------           -----------        ----------
TOTAL ASSETS                                             $   3,966,592       $      892,178           $(1,068,789)       $3,789,981
------------                                             =============       ==============           ===========        ==========

The accompanying notes are an integral part of these statements.



                                                     ESSEX CORPORATION                                              F-1
                                              PRO FORMA FINANCIAL INFORMATION                                   PAGE 2 OF 2
                                     PRO FORMA BALANCE SHEET AS OF SEPTEMBER 28, 1997

                                                                                       PRO FORMA ADJUSTMENTS
                                                                                 --------------------------------
                                                                                                       Subsequent
                                                              September 28,      SED - Division         Payouts/
                                                                  1997             Divestiture        Adjustments        Pro Forma
                                                              -------------      --------------      ------------        ---------
LIABILITIES AND STOCKHOLDERS'                                  (unaudited)             (A)               (B)
  EQUITY (DEFICIT)

CURRENT LIABILITIES
  Current portion of capital leases                           $      66,550                                              $   66,550
  Bank line of credit                                               750,000                              (750,000) (1)           --
  8% Convertible notes payable                                      245,000                                                 245,000
  Accounts payable                                                  299,112                                                 299,112
  Accrued wages and vacation                                        191,917                                                 191,917
  Accrued lease settlement                                          299,551                               (18,020) (4)      281,531
  Refundable deposit on sale of discontinued operations             200,000            (139,467)          (60,533) (2)           --
  Other accrued expenses                                            546,199              79,026                             625,225
                                                              -------------      --------------      ------------       -----------
                                                                  2,598,329             (60,441)         (828,553)        1,709,335
LONG-TERM DEBT
  10% Collateralized Convertible Debentures Due 2000              1,400,000                              (170,000) (3)    1,230,000
  Capital leases, net of current portion                             31,594                                                  31,594

REDEEMABLE PREFERRED STOCK - SERIES A                               120,000                                                 120,000
-------------------------------------                         -------------      --------------      ------------        ----------

  Total Liabilities                                               4,149,923             (60,441)         (998,553)        3,090,929
                                                              -------------      --------------      ------------        ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock, $0.10 par value; 25 million shares
    authorized; 3,626,098 shares issued and
    outstanding for 1997                                            362,610                                                 362,610
  Contributions in excess of par value                            5,316,308                                               5,316,308
  Retained deficit                                               (5,862,249)            952,619           (60,000) (5)
                                                                                                          (10,236) (6)   (4,979,866)
                                                              -------------      --------------      ------------        ----------
                                                                   (183,331)            952,619           (70,236)          699,052
                                                              -------------      --------------      ------------        ----------

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)                                              $   3,966,592      $      892,178      $ (1,068,789)       $3,789,981
----------------                                              =============      ==============      ============        ==========

The accompanying notes are an integral part of these statements.



                                                     ESSEX CORPORATION                                              F-2
                                              PRO FORMA FINANCIAL INFORMATION                                   PAGE 1 OF 1
                                                  STATEMENT OF OPERATIONS
                                 FOR THE THIRTY-NINE WEEK PERIOD ENDED SEPTEMBER 28, 1997

                                                                                      PRO FORMA ADJUSTMENTS
                                                                             -----------------------------------
                                                                                Systems
                                                                             Effectiveness            Other
                                                        Historical             Division            Divestitures        PRO FORMA
                                                      --------------        ---------------       --------------     -------------
                                                        (unaudited)


Revenues                                              $    9,112,290        $     4,200,886       $    1,912,756     $   2,998,648
Cost of goods sold and services provided                  (6,033,763)            (2,696,542)          (1,862,638)       (1,474,583)
Engineering and product development expenses                (471,990)                    --                   --          (471,990)
Selling, general and administrative expenses              (3,328,995)            (1,119,625)            (269,112)       (1,940,258)
                                                      --------------        ---------------       --------------     -------------

    Operating Income (Loss)                                 (722,458)               384,719             (218,994)         (888,183)

Interest expense                                            (192,462)                    --                   --          (192,462)
                                                      --------------        ---------------      ---------------     -------------

Loss from Operations Before Income Taxes                    (914,920)               384,719             (218,994)       (1,080,645)

Provision for income taxes                                        --                     --                   --                --
                                                      --------------        ---------------      ----------------    -------------

Net Income (Loss)                                     $     (914,920)       $       384,719      $       (218,994)   $  (1,080,645)
                                                      ==============        ===============      ================    =============

Weighted Average Number of Shares
  Outstanding                                              3,626,036              3,626,036             3,626,036        3,626,036
                                                      ==============        ===============      ================    =============

Primary Earnings (Loss) Per Share                     $        (0.25)       $          0.11      $          (0.06)   $       (0.30)
                                                      ==============        ===============      ================    =============


The accompanying notes are an integral part of these statements.



                                                     ESSEX CORPORATION                                              F-3
                                              PRO FORMA FINANCIAL INFORMATION                                   PAGE 1 OF 1
                                                  STATEMENT OF OPERATIONS
                                        FOR THE FISCAL YEAR ENDED DECEMBER 29, 1996

                                                                              PRO FORMA ADJUSTMENTS
                                                                      -------------------------------------
                                                                           Systems
                                                                        Effectiveness           Other
                                                     Historical           Division           Divestitures             Pro Forma
                                                   --------------     ----------------     ----------------        ---------------
                                                     (unaudited)

Revenues                                           $   12,939,341     $      5,161,964     $      4,085,658        $     3,691,719
Cost of goods sold and services provided              (10,324,258)          (3,586,827)          (3,553,148)            (3,184,283)
Engineering and product development expenses             (743,662)                  --                   --               (743,662)
Selling, general and administrative expenses           (5,052,664)            (998,562)          (1,351,763)            (2,702,339)
                                                   --------------     ----------------     ----------------        ---------------

    Operating Income (Loss)                            (3,181,243)             576,575             (819,253)            (2,938,565)

Gain on settlement of lawsuit, net of related
  expenses of $1,759,450                                2,240,550                   --                   --              2,240,550
Lease settlement                                         (250,000)                  --                   --               (250,000)
Interest expense                                         (142,991)                  --                   --               (142,991)
                                                   --------------     ----------------     ----------------        ---------------

Income (Loss) from Operations Before Income Taxes      (1,333,684)             576,575             (819,253)            (1,091,006)

Provision for income taxes                                     --                   --                   --                     --
                                                   --------------     ----------------     ----------------        ---------------

Net Income (Loss)                                  $   (1,333,684)    $        576,575     $       (819,253)       $    (1,091,006)
                                                   ==============     ================     ================        ===============

Weighted Average Number of Shares
  Outstanding                                           3,616,519            3,616,519            3,616,519              3,616,519
                                                   ==============     ================     ================        ===============

Primary Earnings (Loss) Per Share                  $        (0.37)    $           0.16     $          (0.23)       $         (0.30)
                                                   ==============     ================     ================        ===============


The accompanying notes are an integral part of these statements.

                          NOTES AND ADJUSTMENTS TO                     F-4
                  UNAUDITED PRO FORMA FINANCIAL INFORMATION        PAGE 1 OF 1


NOTES

A. The line item entries in this column record the divestiture of Systems Effectiveness Division ("SED").

B. The line item entries in this column represent payouts or adjustments as a result of the divestiture.

C. No recognition has been given to the gain on the disposition of the Systems Effectiveness Division.


ADJUSTMENTS

(1)    Repayment of bank line of credit.

(2)    Refund of difference between estimated and actual net asset value of SED.

(3) Payment to debenture holders due upon sale of underlying collateral represented by certain assets of divested operations.

(4) Payment to former landlord due upon realization of proceeds of certain asset sales resulting from divestiture.

(5) Estimate of payment of legal and other expenses incurred by Seller in connection with divestitures.

(6) Accelerated amortization of deferred debenture financing due to required early repayment of portion of debentures.